UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2012

CHINA GROWTH EQUITY INVESTMENT LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-35192	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

CN11 Legend Town, No. 1 Balizhuangdongli Chaoyang District, Beijing, PRC	100025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-10-6550-3186

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 27, 2012, China Growth Equity Investment Ltd. (the “Company”) provided supplemental information regarding the transactions contemplated by the Agreement and Plan of Merger (the "Merger Agreement") between the Company and China Dredging Group Co. Ltd. (“CDGC”) and the Share Purchase Agreement (the “Share Purchase Agreement”) between the Company and Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd. (“Pingtan Fishing”) in connection with presentations to investors. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability under that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of information under this Item 7.01 is not intended to constitute a determination by the Company that the information contained herein (including Exhibit 99.1 hereto) is material or that the dissemination of such information is required by Regulation FD. Any information in this report supersedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

Item 8.01 Other Events

The information required by this Item 8.01 is set forth under Item 7.01 above and is hereby incorporated by reference in response to this Item.

Disclaimer

This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

In connection with the proposed transactions contemplated by the Merger Agreement and the Share Purchase Agreement (collectively, the “Business Combination”), the Company is preparing and filing with the SEC a proxy statement. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. Before making any voting decision, shareholders are urged to read the proxy statement carefully and in its entirety because it will contain important information about the proposed Business Combination. Shareholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC when they become available through the SEC's website at http://www.sec.gov. Shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents when they become available by contacting the Company CN11 Legend Town, No. 1 Balizhuangdongli, Chaoyang District, Beijing, PRC, telephone number : +86-10-6550-3186, Attn: Chantelle Bai.

Forward-Looking Statements

This report contains forward-looking statements that reflect the Company’s current beliefs, expectations or intentions regarding future events. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as "to receive," "will," "may," "could," "expect," "expected," "proposed," "contemplated," "plan," "intend," "anticipate," "predict," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to the combined company's plans, objectives, expectations and intentions with respect to future operations; approval and adoption of Business Combination by the requisite number of shareholders; and the timing of the completion of the proposed Business Combination. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of the Company, CDGC and Pingtan Fishing and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) the failure of the Business Combination to close for any reason; (ii) general business and economic conditions; (iii) the performance of financial markets; (iv) risks relating to the consummation of the contemplated Business Combination, including the risk that required shareholder approval and regulatory agencies might not be obtained in a timely manner or at all or that other closing conditions are not satisfied; (v) the impact of the Business Combination on the markets for the combined company's products and services; (vi) the employees of the Company, CDGC and Pingtan Fishing not being combined and integrated successfully; (vii) operating costs and business disruption following the Business Combination, including adverse effects on employee retention and on the Company’s, CDGC's and Pingtan Fishing's business relationships with third parties; (viii) the inability of the combined company following the closing of the Business Combination to meet NASDAQ's listing requirements and the failure of the combined company's securities to be listed or continue to be listed on NASDAQ; (ix) the amount of cash available to the combined company following the Business Combination being insufficient to allow the Company, CDGC, Pingtan Fishing or the combined company to achieve their business goals; and (xi) the future performance of the combined company following the closing of the Business Combination. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, and the subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K filed by the Company with the SEC, the most recent annual report on Form 20-F and current reports on Form 6-K filed by CDGC with the SEC, as well as the Preliminary Proxy Statement filed with the SEC on October 25, 2012 and the Definitive Proxy Statement when it becomes available. Each of the Company, CDGC and Pingtan Fishing anticipates that subsequent events and developments may cause their views and expectations to change. Neither the Company, CDGC nor Pingtan Fishing assumes any obligation, and they specifically disclaim any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the Company's directors and executive officers is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011. Additional information regarding the interests of such potential participants in the Business Combination, which may be different than those of the Company's shareholders generally, will be included in the proxy statement and other relevant documents filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation Slides

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   November 27, 2012

China Growth Equity Investment Ltd.

By:	/s/Jin Sh
Jin Shi
Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Slides